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                                                                     EXHIBIT 4.1

            Form of Series A Convertible Preferred Stock Certificate


   NUMBER                                                              SHARES

     1                                                                1,059,322

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                               MEDIAX CORPORATION

                      Series A Convertible Preferred Stock


THIS CERTIFIES THAT ************CTI II LIMITED********************** is the owner of ****************One Million Fifty Nine Thousand Three Hundred Twenty-Two ************** shares of fully paid and non-assessable shares of the Series A Convertible Preferred Stock of MediaX Corporation transferable only on the books of the Corporation by the holder hereof in person or by its duly authorized Attorney upon surrender of the Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this _____ day of November A.D. 2000


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                 SECRETARY                                            PRESIDENT
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                                   STOCK POWER

For Value Received, the undersigned hereby sell, assign and transfer to:


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__________________ shares of the Series A Convertible Preferred Stock of MediaX
Corporation represented by certificate(s) No(s). ______________ inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does hereby irrevocably constitute and appoint
______________________________ attorney to transfer said stock on the books of said Company, with full power of substitution in the premises.

IMPORTANT: The signatures to this stock power must correspond with the name(s) as written upon the face of the certificate(s) in every particular without alteration.

                                            Signature:
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                                            Name:
                                                 -------------------------------
                                            Tax Id. No.:
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                                            Dated:
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